                                                                    EXHIBIT 10.2


                               SIXTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of August 31, 1998, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998 and the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated June 24, 1998, and the fifth amendment thereto dated July 16, 1998) (collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Sixth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on EXHIBIT 1A hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such EXHIBIT 1A. Such persons hereby adopt the Partnership Agreement. The undersigned acknowledges that those of the Persons identified on EXHIBIT 1A hereto that are Substituted Limited Partners have received their Partnership Interests from various Additional Limited Partners, and the undersigned hereby consents to such transfers.
     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.
     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated as of August 31, 1998, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and D.W. Sivers Co., an Oregon corporation, Sivers Investment Partnership, an Oregon general partnership, Sivers Family Real Property L.L.C., an Oregon limited liability company, Wendell C. Sivers Marital Trust, u/w/d February 20, 1981, and Dennis W. Sivers, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of
EXHIBIT 1D of the Partnership Agreement.
     4. RATIFICATION. Except as expressly modified by this Sixth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.
     IN WITNESS WHEREOF, the undersigned has executed this amendment as of the date first written above.
                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    sole general partner of the Partnership


                                    By: /s/   Michael W. Brennan
                                       -------------------------------
                                       Name: Michael W. Brennan
                                            ---------------------------------
                                       Title: Chief Operating Officer
                                             --------------------------------

                                   EXHIBIT 1A

                    SCHEDULE OF ADDITIONAL LIMITED PARTNERS

ADDITIONAL LIMITED PARTNERS    NUMBER OF UNITS  CAPITAL CONTRIBUTION
---------------------------    ---------------  --------------------
D.W. Sivers Co.                        118,265         $3,547,950.95
Sivers Investment Partnership          283,500          8,505,000.63
Sivers Family Real Property
Limited Liability Company               12,062            361,860.37
Wendell C. Sivers Marital
Trust u/w/d February 20,
1981                                    14,020            420,600.40
Dennis W. Sivers                        27,636            829,080.65


                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                          NUMBER OF UNITS
---------------                                          ---------------
First Industrial Realty Trust, Inc.                           30,892,739


LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Aimee Freyer Lifetime Trust dated 11/1/65                          2,384
Daniel R. Andrew, TR of the Daniel R. Andrew
Trust UA Dec 29 92                                               137,489
Charles T. Andrews                                                   754
Gordon E. Atkins                                                   6,767
William J. Atkins                                                 22,381
E. Donald Bafford                                                  3,374
William Baloh                                                      8,582
Edward N. Barad                                                    2,283
UA dated April 11, 1996 Blurton 1996
Revocable Family Trust                                               598
James Bolt                                                         5,587
Harriett Bonn                                                     28,804
Michael W. Brennan                                                 3,806
Robert Brown                                                       2,123
Henry D. Bullock & Terri D. Bullock & Shawn
Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94, FBO Benjamin
Dure Bullock                                                       1,970
Henry D. Bullock & Terri D. Bullock & Shawn
Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94, FBO Christine
Laurel Bullock                                                     1,970
Henry D. Bullock & Terri D. Bullock TR of
the Henry D. & Terri D. Bullock Trust UA
Aug 28 92                                                          9,126
Edward Burger                                                      9,261
Calamer Inc.                                                       1,233
Perry C. Caplan                                                    1,388
Irwin Carasso                                                     17,192
Carol P. Freyer Lifetime Trust dated 11/1/72                       2,384
The Carthage Partners LLC                                         34,939
Cliffwood Development Company                                     64,823






LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Collins Family Trust dated 5/6/69                                137,808
Kelly Collins                                                     11,116
Michael Collins                                                   17,369
Charles S. Cook and Shelby H. Cook, tenants
in the entirety                                                      634
Caroline Atkins Coutret                                            7,327
David Cleborne Crow                                                5,159
Gretchen Smith Crow                                                2,602
Michael G. Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                         144,296
Myrna R. Debilak                                                   5,447
Robert L. Denton                                                   6,286
C G Property  Development                                         27,975
W Allen Doane, trustee of the W Allen Doane
Trust U-A 05-31-91                                                 4,416
Timonthy Donohue                                                   1,000
Darwin B. Dosch                                                    1,388
Charles F. Downs                                                   1,508
Greg and Christina Downs, joint tenants                              474
Gregory Downs                                                         48
Draizin Family Partnership, LP                                   357,896
Joseph S. Dresner                                                149,531
Ethel Road Associates                                             29,511
James Kozen, trustee U-A dated 02/24/86                           33,031
Farlow Road Associates Limited Partnership                         2,751
Fitz & Smith Partnership                                           3,410
Fourbur Family Co., L.P.                                         620,273
Gamma Three Associates Limited Partnership                         3,338
Dennis G. Goodwin and Jeannie L. Goodwin,
tenants in the entirety                                            6,166
Clay Hamlin & Lynn Hamlin, joint tenants
with rights of survivorship                                       15,159
Henry E. Dietz Trust UA Jan 16 81                                 36,476
Highland Associates Limited Partnership                           69,039
Robert W. Holman Jr.                                             150,146
Holman/Shidler Investment Corporation                             22,079
Steven B. Hoyt                                                   175,000





LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Internal Investment Company                                        3,016
Frederick K. Ito                                                   3,880
The Jack Friedman Revocable Living Trust UA
March 23, 1978                                                    26,005
Jayeff Associates Limited Partnership                             16,249
Michael W. Jenkins                                                 3,917
Jernie Holdings Corp.                                            180,499
John E. De B Blockey Trust                                         8,293
Thomas J. Johnson, Jr. and Sandra L.
Johnson, tenants in the entirety                                   2,142
Nourhan Kailian                                                    2,183
Peter Kepic                                                        9,261
Lambert Investment Corporation                                    13,606
Paul T. Lambert                                                   39,749
Constance Lazarus                                                417,961
Jerome Lazarus                                                    18,653
LGR Investment Fund Ltd                                           22,556
Malcolm Properties, L.L.C.                                        25,342
Princeton South at Lawrenceville LLC                               4,692
Shidler Equities LP                                              254,541
Duane  Lund                                                          617
R. Craig Martin                                                      754
J. Stanley Mattison                                                   12
Eileen Millar                                                      2,922
Linda Miller                                                       2,000
The Milton Dresner Revocable Trust UA
October 22, 1976                                                 149,531
Montrose Kennedy Associates                                        4,874
Peter Murphy                                                      56,184
Anthony Muscatello                                                81,654
Joseph Musti                                                       1,508
Dean A. Nachtigall                                                10,076
New Land Associates Limited Partnership                            1,664
North Star Associates Limited Partnership                         19,333
Arden O'Connor                                                    13,845
Peter O'Connor                                                    66,181






LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Princeton South at Lawrenceville One                               4,426
Eduardo Paneque                                                    2,000
Partridge Road Associates Limited Partnership                      2,751
R.C.P. Associates, a New Jersey limited
partnership                                                        3,060
Jack F. Ream                                                       1,071
Glenn C. Rexroth and Linda A. Rexroth, as
tenants in the entirety                                            2,142
James C. Reynolds                                                 40,154
Andre G. Richard                                                   1,508
RJB Ford City Limited Partnership                                158,438
RJB II Limited Partnership                                        40,788
Edward C. Roberts and Rebecca S. Roberts,
tenants in the entirety                                            8,308
W.F.O. Rosenmiller                                                   634
Edward Jon Sarama                                                    634
Shadeland Associates Limited Partnership                          42,976
Shadeland Corporation                                              4,442
Jay H. Shidler                                                    66,984
Jay H. Shidler and Wallette A. Shidler,
tenants in the entirety                                            1,223
Shidler Equities LP                                              254,541
Michael B. Slade                                                   2,829
David W. Smith, and Doris L. Smith, tenants
in the entirety                                                      754
Gary L. Smith and Joyce A. Smith, tenants in
the entirety                                                       1,508
Kevin Smith                                                       13,571
South Broad Company                                               72,421
South Gold Company                                                82,433
SRS Partnership                                                    2,142
UA Dated May 21, 1996 FBO Robert Stein                            56,778
S. Larry Stein                                                    56,778
Jonathan Stott                                                    80,026
Suburban Roseland Associates, a Limited
Partnership                                                        3,002
Thelma C. Gretzinger Trust                                           450







LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Thomas K. Barad & Jill E. Barad, Co-Trustees
of the Thomas K. Barad & Jill E. Barad Trust
Dated 10-18-89                                                     2,283
Michael T. Tomasz                                                 25,847
Barry L. Tracey                                                    2,142
Van Brunt Associates                                              39,370
Worlds Fair Associates                                             6,134
Worlds Fair III Associates                                        14,094
The Worlds Fair Office Associates                                  3,343
Worlds Fair Partners Limited Partnership                           1,664
The Worlds Fair V Associates                                       3,340
The Worlds Fair 25 Associates                                     13,677
BSDK Enterprises                                                   3,596
Estate of Albert Sklar                                             3,912
Rand H. Falbaum                                                   17,022
William M. Fausone                                                16,480
Elizabeth Fitzpatrick                                              3,800
Fred Trust dated 6/16/77                                             653
Carol P. Freyer                                                   12,173
Lee Karen Freyer                                                  10,665
Aimee Freyer-Valls                                                12,173
David Fried                                                        1,326
Ester Fried                                                        3,177
Douglas Frye                                                       2,216
J. Peter Gaffney                                                     727
Gerlach Family Trust dated 6/28/85                                   874
Patricia O. Godchaux                                               9,387
Timothy Gudim                                                     27,782
Timothy & Melissa Gudim, joint tenants                             3,285
H/Airport GP Inc.                                                  1,433
Vivian Hack                                                       22,522
Martha J. Harbinson                                                3,329
Turner Harshaw                                                     1,132
Cathleen Hession                                                   3,137
Howard Trust dated 4/30/79                                           653





LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
John A. and Gloria H. Sage Family Trust UDT
dated 6/7/94                                                      15,864
L. Chris Johnson                                                   3,196
Johnson Living Trust dated 2/18/83                                 1,078
Charles Mark Jordan                                                   57
JPG Investment                                                       919
David R. Kahnweiler                                                5,436
Thomas Kendall                                                       546
Kirshner Family Trust #1 dated 4/8/76                             29,558
Kirshner Trust #4 FBO Todd Kirshner                               20,258
Kolpack MD Pension                                                   994
Chester A. Latcham                                                 2,493
Lee Karen Freyer Lifetime Trust dated 11/1/65                      2,384
Georgia Leonard                                                      664
Robert Leonard III                                                 5,856
Steve Leonard                                                     37,645
Leslie A. Rubin LTD                                                4,048
CLMM LLC                                                           3,825
PAC-II LLC                                                        17,356
Sealy Professional Drive LLC                                       2,906
Sealy Unitholder LLC                                              31,552
SPM Industrial LLC                                                 5,262
Reyem Partners LP                                                  8,489
Henry E. Mawicke                                                     636
Richard McClintock                                                   623
McElroy Management Inc.                                            5,478
MCS Properties, Inc.                                               5,958
Lila Atkins Mulkey                                                 7,327
James Muslow, Jr.                                                  4,911
Adel Nassif                                                        4,910
Kris Nielsen                                                          28
Catherine A. O'Brien                                                 832
Martha E. O'Brien                                                    832
Steve Ohren                                                       31,828
Pacifica Holding Company                                          97,870






LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Sybil T. Patten                                                    1,816
Betty S. Phillips                                                  3,912
Jeffrey Pion                                                       2,879
Pipkin Family Trust dated 10/6/89                                  3,140
Robert J. Powers                                                  37,674
Manor Properties                                                 143,408
Elizabeth Hutton Hagen Fitzpatrick IRA dated
9/1/91                                                               607
Robert S. Hood Living Trust dated 1/9/90 &
Amended 12/16/96                                                   3,591
James Sage                                                         2,156
Kathleen Sage                                                      3,350
Wilton Wade Sample                                                 5,449
Sealy & Company, Inc.                                             37,119
Sealy Florida, Inc.                                                  675
Mark P. Sealy                                                      8,451
Sealy Real Estate Services, Inc.                                 148,478
Scott P. Sealy                                                    40,902
Marilyn Rangel IRA dated 2/5/86                                      969
Siskel Family Partnership                                         11,359
Siskel Revocable Trust 1987 dated 4/17/1987                       10,087
Suzanne Siskel                                                     3,802
Steve Smith                                                          386
Sterling Alsip trust dated August 1, 1989                            794
Sterling Family Trust dated 3/27/80                                3,559
Donald C. Thompson                                                39,243
TUT Investments I LLC                                              5,274
William S. Tyrrell                                                 2,906
Van Gilder Family Partnership                                      2,262
Virginia B. and Norton Sharpe Living trust
UDT dated 4/26/96                                                 12,055
Steve Walbridge                                                      338
Richard Walker, Jr.                                                  963
Charles Kendall Jr. Rollover  IRA dated
1/21/93                                                              656
William B. Wiener, Jr.                                            41,119
Patricia Wiener-Shifke                                            12,944







LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
William J. Mallen Trust dated 4/29/94                              8,016
Fred Wilson                                                       35,787
World's Fair Thirty                                                1,442
Wolsum, Inc.                                                       2,427
Johannson Yap                                                      1,680
Gerald & Sharon Zuckerman                                            615
Stephen Mann                                                      15,017
Stanley Gruber                                                    30,032
Seymour Israel                                                    15,016
J. O'Neil Duffy, Sr.                                                 513
James O. Duffy, Jr.                                                  513
Garrett E. Sheehan                                                   513
Sam Shamie Trust Agreement dated March 16,
1978, as restated on November 16, 1993                           337,753
Richard H. Zimmerman Living Trust dated
October 15, 1990, as amended                                      47,174
Keith J. Pomeroy Revocable Trust Agreement,
dated December 13, 1976, as amended and
restated on June 28, 1995                                        128,783
Enid Braden Trust of June 28, 1995                                18,464
Sam L. Yaker Revocable Trust Agreement dated
February 14, 1984                                                 30,285
Armenag Kalaydjian Revocable Trust Agreement
dated February 28, 1984                                           21,655
RBZ LLC                                                              124
KEP LLC                                                           78,873
ESAA Associates Limited Partnership                               19,367
Paul F. Obrecht, Jr.                                               5,289
Richard F. Obrecht                                                 5,289
Thomas F. Obrecht                                                  5,289
George F. Obrecht                                                  5,289
Joan R. Kreiger Revocable Trust                                   15,184
William L. Kreiger, Jr.                                            3,374
Elmer H. Wingate                                                   1,688
Apollo/Pacifica Bryant LLC                                        42,977
Edwin and Cathleen Hession                                         7,987
D.W. Sivers Co.                                                  118,265







LIMITED PARTNERS                                         NUMBER OF UNITS
----------------                                         ---------------
Sivers Investment Partnership                                    283,500
Sivers Family Real Property Limited
Liability Company                                                 12,062
Wendell C. Sivers Marital Trust
u/w/d February 20, 1981                                           14,020
Dennis W. Sivers                                                  27,636

                                   EXHIBIT 1D



CONTRIBUTOR PARTNER                                 PROTECTED AMOUNT
-------------------                                 ----------------
Sivers Family Real Property
Limited Liability Company                                 *see below
Dennis W Sivers                                           *see below
Wendell C. Sivers Marital Trust
u/w/d February 20, 1981                                   *see below
D.W. Sivers Co.                                           *see below
Sivers Investment Partnership                             *see below


--------------------

      *An amount equal to (a) the taxable gain, if any, that would be realized by such Additional Limited Partner if such Additional Limited Partner were to dispose of its Interest for no consideration other than the release or deemed release of liabilities of the Partnership assumed by or otherwise allocable to such Additional Limited Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (b) such Additional Limited Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined in accordance with Treasury Regulations Section 1.752-3(a).